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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 10, 2002
MANDALAY RESORT GROUP (Exact Name of Registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	1-8570 (Commission File Number)	88-0121916 (IRS Employer Identification No.)
3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119 (Address of Principal Executive Offices)
Registrant's telephone number, including area code (702) 632-6700

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION INCLUDED IN THIS REPORT

Item 5. Other Events.

        On September 10, 2002, the Principal Executive Officer, Michael S. Ensign, and the Principal Financial Officer, Glenn Schaeffer, of Mandalay Resort Group submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

        Exhibits

  99.1
  Statement in writing, under oath, of the Chief Executive Officer of Mandalay Resort Group in response to the Order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (No. 4-460), dated September 9, 2002.

  99.2
  Statement in writing, under oath, of the Chief Financial Officer of Mandalay Resort Group in response to the Order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (No. 4-460), dated September 9, 2002.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MANDALAY RESORT GROUP
Dated: September 9, 2002	By:	/s/ GLENN SCHAEFFER Glenn Schaeffer President, Chief Financial Officer and Treasurer

Index to Exhibits

No.	Description
99.1	Statement in writing, under oath, of the Chief Executive Officer of Mandalay Resort Group in response to the Order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (No. 4-460), dated September 9, 2002.
99.2
Statement in writing, under oath, of the Chief Financial Officer of Mandalay Resort Group in response to the Order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (No. 4-460), dated September 9, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements, Proforma Financial Information and Exhibits.